# Community Trust Bancorp, Inc.

*"Community Banking . . . Our Franchise"*

## INVESTKentucky Presentation

NASDAQ: CTBI

www.ctbi.com

June 2007

# CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2006 Annual Report on Form 10-K Part I, Item 1. for additional information.

# Corporate Profile

| | |
|---|---|
| ■ Total Assets | $3.1 billion |
| ■ Total Loans | $2.2 billion |
| ■ Total Deposits* | $2.6 billion |
| ■ Total Equity | $287.8 million |
| ■ Total Market Capitalization | $550.8 million |
| ■ Dividend Yield | 2.98% |
| ■ 2006 EPS | $2.59 |
| ■ 2006 P/E | 16.0x |

*Total Deposits include repurchase agreements.

Financial Data is as of March 31, 2007 unless otherwise noted.

Community Trust Bancorp, Inc.

# Our Banking Franchise


Williamstown
Georgetown
Flemingsburg
Russell
Ashland
Frankfort
Versailles
Lexington
Mount Sterling
Fort Gay
Hamlin
Winchester
Paintsville
Harrodsburg
Richmond
Prestonsburg
Williamson
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Hazard
Knott
Campbellsville
Greensburg
Somerset
London
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
Summersville
Community Trust Bank Branch Office
Community Trust & Investment Office
Pending Northern Kentucky Acquisition

- Largest Kentucky domiciled bank holding company
- Headquartered in Pikeville, KY
- 74 banking locations throughout Eastern, Central, South Central and Northeastern KY
- 5 banking locations in Southern WV
- 5 trust offices across Kentucky
- Acquisition anticipated to close in 4th Quarter 2007 with locations in Williamstown, Dry Ridge, Crittenden and Corinth

Community Trust Bancorp, Inc.

# Acquisition Agreement Announced May 31, 2007

- Eagle Fidelity, Inc. and Eagle Bank of Williamstown, KY
- Total Assets - $157 million
- Five locations
  - Williamstown (2 locations)
  - Dry Ridge
  - Corinth
  - Crittenden
- Merger Consideration
  - $18.5 million in cash
  - 544,137 shares of CTBI stock
- Deal Value – Approximately $37 million
  - (CTBI stock: Floor - $27.82, Cap - $41.60)
- Expected to close 4th Quarter 2007
- Expected to be accretive to 2008 earnings

# Market Analysis

## Competitive Position

- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
- #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

## Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

# Organizational History
## "Over a Century of Service"

| | |
|---|---|
| 1903 | The Pikeville National Bank founded |
| 1936 | Pikeville National Bank & Trust Co. incorporated |
| 1981 | Formed Pikeville National Corporation |
| 1987-2005 | Acquired 14 banks and purchased 17 branches |
| 1997 | Changed name to Community Trust Bancorp, Inc. |
| 1997-2002 | Merged all banks into lead bank--Community Trust Bank, Inc. |
| Presently | Two operational subsidiaries |
| Q2 2007 | Announced Eagle Fidelity, Inc. acquisition agreement ($157 million in assets) |

# Organizational Structure


Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and Investment Company
Lexington, Kentucky

- **Community Trust Bank, Inc.**
  - **Regional market structure provides synergies**
  - **Market Presidents deliver community banking services**
- **Community Trust and Investment Company**
  - **Assets under management $1.1 billion**
  - **Includes CTB investment portfolio of $470 million**

# Executive Management Team

| Name | Position | Banking Experience | Yrs. w/ CTBI |
|---|---|---|---|
| Jean R. Hale | Chairman, President and CEO | 37 years | 37 |
| Mark A. Gooch | CTB President and CEO | 26 years | 26 |
| Tracy E. Little | CTIC President and CEO | 32 years | 3 |
| Kevin J. Stumbo | EVP/Controller | 20 years | 12 |
| Steven E. Jameson | EVP/Risk Manager | 21 years | 2 |
| James J. Gartner | EVP/Chief Credit Officer | 38 years (17 at OCC) | 4 |
| James B. Draughn | EVP/Operations | 13 years | 13 |
| Michael S. Wasson | EVP/C KY President | 35 years | 6 |
| Richard W. Newsom | EVP/E KY President | 23 years | 23 |
| Ricky Sparkman | EVP/SC KY President | 21 years | 12 |
| Larry W. Jones | EVP/NE President | 38 years | 4 |

Community Trust Bancorp, Inc.

# 103 Years of Increasing Investment Return

- Initial public offering 1981
- 12 stock splits
- 9 stock dividends
- 26 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 11.5%
- Stock selected in 2006 as charter member of the new NASDAQ Global Select Market and one of 50 original stocks selected for inclusion in the NASDAQ Dividend Achievers Index

# Operational Philosophy

## Supports Our Mission

- Executive Management and Board of Directors commitment to corporate governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

# Growth Strategies

- Acquisitions
  - 14 banks
  - 17 branches
  - Last acquisition in June 2005
  - Eagle Fidelity, Inc.  acquisition agreement announced May 31, 2007
- De Nova Branches and Branch Expansion/Relocation
  - 3 de nova branches opened in 2005
  - 2 expansion/relocations in 2006
  - 2 new branches scheduled for 2007 – Huntington, WV and Frankfort, KY
- Investment in Trust Subsidiary
  - Increase in assets under management of $214.8 million
- Investment in Full Service Brokerage
  - 9 full-time representatives

# Financial Highlights

# Performance Summary

| | 2006 | 2005 | 2004 |
| --- | --- | --- | --- |
| Earnings Per Share (basic) | $2.59 | $2.31 | $2.09 |
| Return on Average Assets | 1.33% | 1.22% | 1.22% |
| Return on Average Equity | 14.51% | 13.98% | 13.48% |
| Net Interest Margin | 4.02% | 4.02% | 4.06% |
| Efficiency Ratio | 56.67% | 56.83% | 8.25% |
| Nonperforming Loans | 0.66% | 1.02% | 1.06% |
| Net Charge-offs | 0.29% | 0.37% | 0.35% |
| As a % of Average Assets: | | | |
| Noninterest Income | 1.11% | 1.19% | 1.33% |
| Noninterest Expense | 2.73% | 2.79% | 2.93% |

# Quarterly Net Income


(in millions)
$9.8
$9.9
$9.9
$9.5
$8.0
Mar '06
June '06
Sept '06
Dec '06
Mar '07

- Q1 – 07 Redemption Of Trust Preferred Securities
  - $1.9 million pre-tax charge from unamortized debt issuance costs
- Continuing Pressure On Net Interest Margin As Time Deposits Reprice In The Current Stable Rate Environment
- Normal Changes In Loan Loss Provision As Reserve Adequacy Is Reviewed On A Quarterly Basis

# Earnings Per Share


$1.83
$1.95
$2.09
$2.31
$2.59
$0.53
12.3%
2002
2003
2004
2005
2006
Q1 07

- 8th Consecutive Year Of Increased EPS
- Earnings Per Share Increased 12.1% In 2006
- 12.3% 5-Year Compound Growth Rate For EPS
- 2007 EPS Projected Between $2.45 And $2.57

Community Trust Bancorp, Inc.

# Net Income


(in millions)
$27.6
$28.9
$31.0
$34.4
$39.1
11.9%
$8.0
2002
2003
2004
2005
2006
Q1 07

- Performance Drivers
  - Loan and deposit growth
  - Increased net interest income
  - Stable noninterest income
  - Noninterest expense control
  - Improved asset quality
- 2007 Projected Net Income Between $37 And $39 million

Community Trust Bancorp, Inc.

# Noninterest Income as a % of Total Revenue



(in millions)
$27.9
$36.4
$34.0
$33.6
$32.7
$8.5
2002
2003
2004
2005
2006
Q1 07
Noninterest Income
% of Total Revenue

- 2006 Noninterest Income
  - Increase in deposit fees
  - Change in mortgage loan activity
  - Stable brokerage revenue
  - Increase in trust revenue
- 2007 Projected Noninterest Revenue Between 23.5% And 25.5% Of Total Revenue

# Revenues

(in millions)



$117.2
$121.0
$127.1
$136.7
$140.3
5.6%
$34.4
2002
2003
2004
2005
2006
Q1 07

- 5.6% Compound Growth Rate For Revenues For The Past Five Years
  - 2006 revenues increased 2.7%
- 2007 Projected Revenues Between $145 and $147 million

# Net Interest Revenue

(in millions)



$89.3
$84.6
$93.1
$103.0
$107.6
4.4%
$25.9
2002
2003
2004
2005
2006
Q1 07

- 2006 Increase in Net Interest Revenue was 4.4%
  - Interest income increased
  - Interest expense increased

# Net Interest Margin



4.12%
4.07%
4.07%
4.02%
4.07%
4.03%
4.08%
4.04%
3.94%
3.99%
3.84%
Dec 05
Mar 06
Jun 06
Sep 06
Dec 06
*Mar 07
CTBI
Peer

*March 31, 2007 peer data unavailable

- Pressure on the margin
- 1-year cumulative gap position at 3/31/07 -5.29%
- % of assets repricing
  - Within 30 days 38.6%
- % of liabilities repricing
  - Within 30 days 15.5%
  - Within 90 days 23.5%
  - Within 180 days 37.6%

Community Trust Bancorp, Inc.

# Net Noninterest Expense

## & as a % of Average Earning Assets



$39.4
$34.3
$40.5
$44.9
$47.7
$14.0
(in millions)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2002
2003
2004
2005
2006
Q1 07
Net Noninterest Expense
% of Earning Assets

# Noninterest Expense

## & Efficiency Ratio



$67.3
$70.7
$74.6
$78.6
$80.4
$22.5
(in millions)
66%
64%
62%
60%
58%
56%
54%
52%
2002
2003
2004
2005
2006
Q1 07
Net Noninterest Expense
% of Earning Assets

2007 projected efficiency ratio is between 60.25% and 60.50%

Community Trust Bancorp, Inc.

# Total Assets


(in billions)
$2.49
$2.48
$2.71
$2.85
$2.97
$3.10
2002
2003
2004
2005
2006
Q1 07

- Total Assets Increased 4.2% During 2006 To $2.97 Billion
  - Loan growth $60.1 million
  - Deposit growth $127.1 million
- Total Assets Are Expected To Remain Stable Or Decline Slightly In 2007

Community Trust Bancorp, Inc.

# Total Loans

(in billions)



$1.63
$1.74
$1.90
$2.11
$2.17
$2.17
2002
2003
2004
2005
2006
Q1 07

- 2007 Projected Loan Growth Between $178 And $197 million

# Loan Portfolio Mix

March 31, 2007



Consumer
20%
Comm R/E
36%
R/E
Mortgage
29%
Comm Other
15%

Community Trust Bancorp, Inc.

# Total Deposits

(Including Repurchase Agreements)



(in billions)
$2.18
$2.16
$2.23
$2.38
$2.50
$2.56
2002
2003
2004
2005
2006
3/31/2007

- Total Deposits Including Repurchase Agreements Are Expected To Remain Stable To Increasing Per Funding Needs.

# Deposits Mix



March 31, 2007
Repurchase Agreements 7%
Noninterest Bearing 17%
NOW 1%
MMDA 19%
Savings 8%
CDs >$100K 17%
CDs <$100K 26%
Other Time 5%

Community Trust Bancorp, Inc.

## Net Charge-Offs

(as a % of average loans)



0.63%
0.48%
0.35%
0.37%
0.29%
0.17%
2002
2003
2004
2005
2006
Q1 07

## Nonperforming Loans

(as a % of total loans)



1.39%
0.97%
1.06%
1.02%
0.66%
0.83%
2002
2003
2004
2005
2006
3/31/2007

## Loan Loss Reserve

(as a % of net loans)



1.42%
1.42%
1.42%
1.40%
1.27%
1.25%
2002
2003
2004
2005
2006
3/31/2007

Community Trust Bancorp, Inc.

# Concentrations of Credit



March 31, 2007
3.4%
4.1%
4.6%
2.8%
6.1%
2.8%
3.9%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Single Family Construction

# Investor Return

# Dividends Per Share



$0.65
$0.75
$0.87
$0.98
$1.05
$1.08
11.5%
2002
2003
2004
2005
2006
2007*

- 26 Consecutive Years Of Increased Cash Dividends
- 11.5% Compound Growth Rate For Past Five Years
- Increased Dividend By 1¢ (3.85%) Effective With The January 2007 Dividend
- 2006 Cash Dividends Increased 7.1%
- March 31, 2007 Cash Dividend Yield 2.98%

Community Trust Bancorp, Inc.

*2007 is projected DPS

# Shareholders' Equity



(in millions)
$209.4
$221.4
$236.2
$253.9
$282.4
8.1%
2002
2003
2004
2005
2006

- Shareholders' Equity Has Increased 34.8% During The Past Five Years
- 8.1% Compound Growth Rate For The Past Five Years
- 2007 Projected Shareholders' Equity Between $300 And $302 million

Community Trust Bancorp, Inc.

# Total Market Capitalization

(in millions)



$271.4
$310.5
$406.5
$461.2
$629.5
$550.8
2002
2003
2004
2005
2006
2007

All data is as of year-end except 2007 which is based upon stock price on March 31, 2007

Community Trust Bancorp, Inc.

# Comparison of 5 Year Cumulative Total Return

## among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks


$300
$200
$100
$0
2001
2002
2003
2004
2005
2006
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- An Investment In CTBI Stock on December 31, 2001 Would Have Outperformed The NASDAQ Composite And The NASDAQ Bank Stock At December 31, 2006

Community Trust Bancorp, Inc.

# Comparison to Russell 2000 Index of small cap companies


Return to Investors
December 31, 2006
39.08%
18.35%
18.27%
13.55%
22.09%
11.39%
15.28%
9.44%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

Community Trust Bancorp, Inc.

# In Summary … Why CTBI

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - Denova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Liquidity of stock

# Community Trust Bancorp, Inc.

*"Community Banking... Our Franchise"*

June 2007